Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2018
Net Income (Loss) Per Share
Net Income (Loss) Per Share

12. Net Income (Loss) Per Share

Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Restricted share units are not considered outstanding in the computation of basic earnings per share (“EPS”). Diluted EPS is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in EPS amounts or a decrease in loss per share amounts) on net income per share. For the years ended December 31, 2016, 2017 and 2018, the interest expenses and amortized issuance costs of $10.8 million, $1.5 million and $1.4 million, respectively, as well as the number of “if converted” shares related to convertible debt were recognized as dilutive factors and included in the calculation of diluted net income per share. For the years ended December 31, 2016, 2017 and 2018, stock options and unvested restricted share units that were anti-dilutive and excluded from the calculation of diluted net income per share were immaterial on a weighted average basis.

In calculating the Company’s consolidated basic and diluted EPS, the numerator include SINA’s share of income (loss) from Weibo based on Weibo’s basic and diluted EPS, respectively, multiplied by the number of Weibo shares held by SINA. In 2016, 2017 and 2018, the effect on consolidated net income per share of dilutive shares from Weibo was $2.1 million, $3.6 million and $3.3 million, respectively. The Company also believes that it is not necessary to make any allocation to the preferred shareholders when applying the two class method of calculating EPS in accordance with ASC 260, because the preferred shares are not participant securities (see Note 15- preferred shares for details)

The following table sets forth the computation of basic and diluted net income per share for the periods indicated:

	Year Ended December 31,
	2016	2017	2018
	(In thousands, except per share amounts)
Basic net income per share calculation:
Numerator:
Net income attributable to SINA’s ordinary shareholders	$225,087	$156,569	$125,562
Denominator:
Weighted average ordinary shares outstanding	70,301	71,284	70,296
Basic net income per share	$3.20	$2.20	$1.79
Diluted net income per share calculation:
Numerator:
Net income attributable to SINA’s ordinary shareholders	$225,087	$156,569	$125,562
Less: Effect on consolidated net income per share of dilutive shares of the Company’s equity interests	2,275	3,915	3,699
Add: Effect on interest expenses and amortized issuance cost of convertible debt	10,831	1,531	1,403
Net income attributable for calculating diluted net income per share	233,643	154,185	123,266
Denominator:
Weighted average ordinary shares outstanding	70,301	71,284	70,296
Weighted average ordinary shares equivalents:
Effects of dilutive securities
Stock options	112	94	87
Unvested restricted share units	958	1,172	683
Convertible debt	6,140	1,381	1,309
Shares used in computing diluted net income per share attributable to SINA	77,511	73,931	72,375
Diluted net income per share	$3.01	$2.09	$1.70